THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301



                                  March 4, 2003



Dear Policy or Contract Owner:

         On February 13, 2003, Phoenix Variable Advisors, Inc. ("PVA") terminated Janus Capital Management LLC ("Janus") as subadvisor for the Phoenix-Janus Growth Series, a series of The Phoenix Edge Series Fund (the "Fund"). PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate or replace subadvisors without shareholder approval. Upon termination of Janus, PVA hired MFS Investment Management ("MFS") as the new subadvisor for the Phoenix-Janus Growth Series.

         On February 14, 2003, at a Special Meeting of Shareholders, shareholders of the Phoenix-Van Kampen Focus Equity Series and Phoenix-MFS Investors Growth Stock Series approved each series' respective Agreement and Plan of Reorganization, by which all of the assets of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series were transferred to the Phoenix-Janus Growth Series in exchange solely for shares of beneficial interest in the Phoenix-Janus Growth Series and the assumption by the Phoenix-Janus Growth Series of all known liabilities of the Phoenix-Van Kampen Focus Equity Series and Phoenix-MFS Investors Growth Stock Series.

         Immediately following the described merger and reorganization, the assets and liabilities of the Phoenix-Janus Growth Series, the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series had been merged into the Phoenix-Janus Growth Series, as the one surviving series (the "Surviving Series"). The Surviving Series was then renamed as the Phoenix-MFS Investors Growth Stock Series. Subject to legal constraints, MFS will manage the Surviving Series in a manner comparable with the principal strategies previously used for the Phoenix-MFS Investors Growth Stock Series, all as more particularly described in the Fund's current registration statement.

         Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company or a Phoenix subsidiary ("Phoenix"), was invested in shares of the Phoenix-Janus Growth Series. As a condition of the Order, PVA and the Fund must provide you with the enclosed Information Statement to update you as to the proposed subadvisory changes.

         If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.



                                                   Sincerely,

                                                   SIMON Y. TAN
                                                   President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

         The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix, is invested in shares of the Fund.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 36 separate investment portfolios, including the Phoenix-Janus Growth Series, the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series, as of December 31, 2002. Phoenix Variable Advisors, Inc., ("PVA") acts as the investment advisor to the Series, and is located at One American Row, Hartford, CT 06102.

         On February 13, 2003, PVA terminated Janus Capital Management LLC ("Janus") as subadvisor for the Phoenix-Janus Growth Series. PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate or replace subadvisors without shareholder approval. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you as to these subadvisory changes. More information about the Order is provided below.

         THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Upon termination of Janus, PVA hired MFS Investment Management ("MFS") as the new subadvisor for the Phoenix-Janus Growth Series. Janus' principal place of business is located 100 Fillmore Street, Denver, CO 80206. MFS is located at 500 Boylston Street, Boston, MA 02116.

         On February 14, 2003, at a Special Meeting of Shareholders, shareholders of the Phoenix-Van Kampen Focus Equity Series and Phoenix-MFS Investors Growth Stock Series approved each series' respective Agreement and Plan of Reorganization (the "Reorganization", or collectively, the "Reorganizations"), by which all of the assets of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series were transferred to the Phoenix-Janus Growth Series in exchange solely for shares of beneficial interest in the Phoenix-Janus Growth Series and the assumption by the Phoenix-Janus Growth Series of all known liabilities of the Phoenix-Van Kampen Focus Equity Series and Phoenix-MFS Investors Growth Stock Series.

         Immediately following the described Reorganizations, the assets and liabilities of the Phoenix-Janus Growth Series, the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series had been merged into the Phoenix-Janus Growth Series, as the one surviving series (the "Surviving Series"). The Surviving Series was then renamed as the Phoenix-MFS Investors Growth Stock Series. Subject to legal constraints, MFS will manage the Surviving Series in a manner comparable with the principal strategies previously used for the Phoenix-MFS Investors Growth Stock Series, all as more particularly described in the Fund's current registration statement.

         The transaction set forth above has been unanimously approved by the Board of Trustees of the Fund (the "Board"), including a majority of the Trustees who are not "interested persons" of the Fund (within the meaning of the 1940 Act) ("Disinterested Trustees").

                                 THE TRANSACTION
                                 ---------------

         The transaction had several steps:

         o On February 13, 2003, PVA terminated Janus as subadvisor for the Phoenix-Janus Growth Series;

         o Immediately thereafter, PVA hired MFS as the new subadvisor for the Phoenix-Janus Growth Series;

         o At a Special Meeting of Shareholders held February 14, 2003, shareholders of the Phoenix-Van Kampen Focus Equity Series approved an Agreement and Plan of Reorganization effecting a reorganization of the Phoenix-Van Kampen Focus Equity Series into the Phoenix-Janus Growth Series;

         o At a Special Meeting of Shareholders held February 14, 2003, shareholders of the Phoenix-MFS Investors Growth Stock Series approved an Agreement and Plan of Reorganization effecting a reorganization of the Phoenix-MFS Investors Growth Stock Series into the Phoenix-Janus Growth Series;

         o Immediately following the described Reorganizations, the assets and liabilities of the Phoenix-Janus Growth Series, the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series had been merged into the Surviving Series;

         o The Surviving Series was renamed the Phoenix-MFS Investors Growth Stock Series; and

         o MFS will manage the Surviving Series in a manner comparable with the principal strategies previously used for the Phoenix-MFS Investors Growth Stock Series.

         PVA initially entered into a subadvisory agreement with MFS on October 29, 2001. MFS agreed to provide subadvisory services as described within the agreement to the Phoenix-MFS Investors Growth Stock Series, the Phoenix-MFS Investors Trust Series, and the Phoenix-MFS Value Series. On February 13, 2003, PVA and MFS modified their subadvisory agreement to encompass the instant transaction. A copy of the modified subadvisory agreement is attached as Exhibit A.

         At their regular meeting on November 12, 2002, the Board unanimously approved the Reorganizations of the Phoenix-Van Kampen Focus Equity Series and the Phoenix-Janus Growth Series into the Phoenix-MFS Investors Growth Stock Series. MFS would act as subadvisor to the merged series. Management of the Fund had suggested the Reorganizations to the Board because the three series were similar in investment objective, and the shareholders of the three separate series would realize an economic benefit from a larger series. The investment objective for the Phoenix-Janus Growth Series was to seek long-term growth of capital in a manner consistent with the preservation of capital. The investment objective for the Phoenix-MFS Investors Growth Stock Series was long-term growth of capital and future income rather than current income. The investment objective for the Phoenix-Van Kampen Focus Equity Series was capital appreciation by investing primarily in equity securities.

         Upon further analysis and consideration after the Board meeting, however, it was determined that the approved Reorganizations should not be completed as previously proposed because of the small size of the Phoenix-MFS Investors Growth Stock Series. Consequently, Management sought the consideration and approval of the Executive Committee of the Board on December 10, 2002 for a revised proposal. Under the revised proposal, the Phoenix-MFS Investors Growth Stock Series and the Phoenix-Van Kampen Focus Equity Series would merge into the Phoenix-Janus Growth Series. Immediately before the Reorganizations, PVA would terminate Janus as subadvisor for the Phoenix-Janus Growth Series, and hire MFS as the new subadvisor pursuant to its power under the Order.

         Pursuant to the Order received from the SEC, PVA and the Fund could, with the approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

         Following the Reorganizations, the three separate series would be merged into one surviving series with PVA as advisor and MFS as subadvisor. The Surviving Series would then be renamed the Phoenix-MFS Investors Growth Stock Series. MFS would then manage the Surviving Series in a manner comparable with the principal strategies previously used for the Phoenix-MFS Investors Growth Stock Series.

         The Executive Committee of the Board unanimously approved this revised reorganization proposal, recognizing that, this method of reorganization allows for the largest of the three affected series (Phoenix-Janus Growth Series) to serve as the accounting, legal and performance survivor. This method also was most likely to survive regulatory scrutiny by the SEC.

         At their regular meeting on February 10, 2002, the Board ratified the proposal as approved by the Executive Committee. Notification was made to Janus terminating the portion of the Amended and Restated Sub-Investment Advisory Agreement concerning the Phoenix-Janus Growth Series effective February 13, 2003. MFS was hired to replace Janus as subadvisor for the series on that date. On February 14, 2003, the Reorganizations were consummated as described. Finally, the Surviving Series was renamed as the Phoenix-MFS Investors Growth Stock Series.

         Contractholders and policyowners who have directed the allocation of their investment to the subaccount corresponding to the Phoenix-Janus Growth Series have received this Information Statement, and may elect to exchange their investment into another subaccount invested in the Fund without penalty at any time.

                        THE FORMER SUBADVISORY AGREEMENT
                        --------------------------------

         The following chart lists the effected Series, as well as the effective date of the Amended and Restated Sub-Investment Advisory Agreement between PVA and Janus and the date it was last considered and renewed by the Board.

 Name of Series            Date of Former               Date Last Renewed
                           Amended and Restated         by Board
                           Sub-Investment Advisory
                           Agreement
--------------------------------------------------------------------------------

Phoenix-Janus
Growth Series              April 3, 2002                November 12, 2002

         The following table summarizes the advisory fees paid by the Series to PVA, and the subadvisory fees paid by PVA to Janus, for the fiscal year ended December 31, 2001. The advisory fee for the Series was .85% of average net assets. The subadvisory fee for the Series was 0.55% of average net assets for the first $100 million, 0.50% for the next $400 million, and 0.45% for average net assets over $500 million.. The subadvisory fee is not charged directly to the Fund, as Janus was paid by PVA from the advisory fee.

                                Advisory Fees Paid to   Subadvisory Fees Paid to
Name of Series                  PVA by the Series       Janus by PVA
--------------------------------------------------------------------------------

Phoenix-Janus Growth Series     $586,240                $379,332


         Under the former agreement, Janus provided investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the subadvisory agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         Janus had the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. Janus provided an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with Janus. Janus agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the former subadvisory agreement.

         Unless instructed otherwise by PVA, Janus placed all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Janus, which may include brokers or dealers affiliated with Janus. Janus used its best efforts to obtain best execution of transactions at prices that were advantageous to the Series and at commission rates that were reasonable in relation to the benefits received. However, Janus may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by Janus. Janus may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which Janus exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by Janus in managing the Series, but may have been allocated among other accounts, as appropriate.

                          THE NEW SUBADVISORY AGREEMENT
                          -----------------------------

         The new subadvisory agreement contains substantially the same terms as the original subadvisory agreement entered into between PVA and MFS dated October 29, 2001. The new Amended and Restated Subadvisory Agreement between PVA and MFS is dated February 13, 2002, and is attached to this Information Statement as Exhibit A.

         Please note that the advisory, subadvisory and total expenses for the Surviving Series will be LOWER than the advisory, subadvisory and total expenses for the Phoenix-Janus Growth Series.

         As compensation for its services, MFS will be entitled to receive from PVA fees calculated as a percentage of the Series' average daily net assets. The fee is calculated daily and paid monthly. The annual rate paid by PVA to MFS for the Surviving Series is set forth below.

                                             Subadvisory Fee under
Name of Series                               New Subadvisory Agreement
----------------------------------------------------------------------------------------

Phoenix-MFS Investors Growth Stock Series    0.375% for the first $500 million;
                                             0.350% for the next $400 million;
                                             0.325% for the next $600 million; and
                                             0.250% for assets over $1.5 billion

         Under the new Amended and Restated Subadvisory Agreement, MFS will provide investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the subadvisory agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         MFS will have the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. MFS will provide an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with MFS. MFS has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the new subadvisory agreement.

         Unless instructed otherwise by PVA, MFS will place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by MFS, which may include brokers or dealers affiliated with MFS. MFS will use its best efforts to obtain best execution of transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, MFS may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by MFS. MFS may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if MFS determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which MFS exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Series commissions will necessarily be used by MFS in managing the Series, but may be allocated among other accounts, as appropriate.

                             BOARD'S CONSIDERATIONS
                             ----------------------

         In the course of their review, the Board noted that the reorganizations would be a means of combining three Series with similar investment objectives and principal investment strategies to permit shareholders of the Series to pursue their investment goals in a single Surviving Series. The Board believed that this action maximized economic efficiencies for shareholders. In reaching this conclusion, the Board considered a number of additional factors, including, but not limited to, the following:

> the potential benefits of the reorganizations to shareholders of each of the three Series, including that the reorganizations could result in economies of scale through the spreading of fixed costs over a larger asset base;

> that the terms and conditions of the Agreements and Plans of Reorganization would not likely result in dilution of any shareholder interests;

> the compatibility of investment objectives, policies, restrictions and investment holdings of the three Series;

> lower or equivalent management fees and operating expenses for the single Surviving Series as compared to the Phoenix-Janus Growth Series;

>   the declining asset base of the Phoenix-Van Kampen Focus Equity Series;

>   uncertainty with respect to the management and ownership of Janus;

> the superior historical performance of mutual funds managed by MFS that share similar investment objectives and strategies with the three Series;

> that the terms and conditions of the Agreements and Plans of Reorganization were unlikely to affect the price of the outstanding shares of each Series;

> that the reorganizations would provide for continuity of distribution and shareholder servicing arrangements; and

> that the reorganizations would not result in the recognition of any gain or loss for federal income tax purposes to any of the Series and should not adversely impact the tax treatment of variable products invested in whole or in part in any of the Series.

         In particular, the Trustees selected MFS to replace Janus as subadvisor for the Surviving Series because of the ongoing uncertainty with respect to the management and ownership of Janus, and the superior historical performance of mutual funds managed by MFS that share similar investment objectives and strategies with the Merging Series and the Surviving Series.

         The Fund's procedures and the Investment Company Act of 1940 (the "Act") require annual review and approval of principal contracts, including investment advisory agreements and subadvisory agreements in the management of the Funds. The new subadvisory agreement became effective on January 31, 2003. Unless terminated, the new subadvisory agreement will remain in full force and effect until November 30, 2003, and therefore only so long as its continuance has been specifically approved at least annually by the Board in accordance with
Section 15(a) of the Act and by the majority vote of the disinterested trustees of the Board in accordance with Section 15(c) of the Act.

         Under Section 36(b) of the Act, an investment advisor or subadvisor has a fiduciary duty to mutual fund shareholders with respect to compensation received by it for services rendered. An investment advisor or subadvisor is not permitted to charge fees deemed to be excessive. Under Section 15(c) of that Act, the Board is charged with requesting and evaluating such information as may reasonably be necessary to evaluate the terms of a subadvisory agreement, including fees.

                               THE EXEMPTIVE ORDER
                               -------------------

         The Fund and PVA filed an application on September 26, 2001 and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the Act granting an exemption from Section 15(a) of the Act and Rule 18f-2 under the Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

         On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing had been filed, and the Commission did not order a hearing.

         The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the Act. Therefore, pursuant to the Order received from the SEC, PVA and the Fund could, with the approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

                             ADDITIONAL INFORMATION
                             ----------------------

         PVA is wholly owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06102. PM Holdings, Inc. owns 100% of PVA's voting securities. PM Holdings, Inc. is wholly owned by Phoenix Life Insurance Company, located at One American Row, Hartford, Connecticut 06102. Phoenix Life Insurance Company owns 100% of PM Holdings, Inc.'s voting securities. Phoenix Life Insurance Company is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06102. The Phoenix Companies, Inc. owns 100% of the Phoenix Life Insurance Company's voting securities.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust, as amended. The Independent Trustees of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX     OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND        LENGTH OF                PRINCIPAL OCCUPATION(S)               OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA            Since 1999    Retired                                               33        None
704 SW Lake Charles Circle
Port St. Lucie, FL  34986
(4/11/40)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                  Since 1999    Retired                                               33        None
497 Hensler Lane
Oradell, NJ 07649
(2/5/34)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien             Since 2000    Retired                                               33        Chairman, Board of
37 Stonegate Drive                                                                                            Trustees at The
Wethersfield, CT 06109                                                                                        University of
(5/14/43)                                                                                                     Connecticut
Trustee                                                                                                       (1997-present).
                                                                                                              Director, USAllianz
                                                                                                              Variable
                                                                                                              Insurance Product
                                                                                                              Trust,
                                                                                                              23 funds
                                                                                                              (1999-present).

------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                Since 1999    Self-employed                                         33        Director, Peoples'
35 Saddle Ridge Drive                                                                                         Bank
Bloomfield, CT 06002                                                                                          (1995-present)
(2/1/38)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki              Since 2000    Retired; previously Managing Director,                33        Director,
312 Greenley Road                             Saugatuck Associates, Inc. (1999-2000); Vice                    Barnes Group, Inc.
New Canaan, CT 06840                          Chairman, (1997-1998), President/Chief                          (1997-present).
(6/19/37)                                     Operating Officer (1992-1997), Handy & Harman,
Trustee                                       Trenwick Group, LTD (1999-2001)

------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                  Since 1999    Principal/Attorney, Cummings & Lockwood, LLC          33        None
Cummings & Lockwood                           (1996-present)
CityPlace I
185 Asylum Street
Hartford, CT  06103
(7/28/50)
Trustee

------------------------------------------------------------------------------------------------------------------------------------

         The following individuals are officers of The Phoenix Edge Series Fund:

         Tan, Simon Y.                President and Trustee
         Gilotti, Michael J.          Executive VP and Trustee
         Curtiss, Nancy G.            VP/Treasurer/Principal Accounting Officer
         Bonner, Doreen A.            VP/Compliance Officer
         Wirth, Richard J.            VP/Counsel/Secretary
         Driessen, Robert S.          AML Compliance Officer
         Porter, Jacqueline M.        Assistant Treasurer
         Beers, John H.               Assistant Secretary
         Crisafulli, Frances J.       Assistant Secretary
         Swendiman, Matthew A.        Assistant Secretary

         Phoenix Equity Planning Corporation ("PEPCO") serves as financial agent to the Fund. PEPCO is located at 100 Bright Meadow Boulevard, Enfield, CT 06803.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

         As a Massachusetts business trust, the Fund does not hold shareholder meetings, unless required by the 1940 Act. The Fund relied upon an Order from the SEC to terminate Janus as subadvisor to the Surviving Series without a shareholder meeting. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Richard J. Wirth
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                              By Order of the Board of Trustees,


                                              RICHARD J. WIRTH
                                              Secretary

Hartford, Connecticut
March 4, 2003

                                    EXHIBIT A

                   AMENDED AND RESTATED SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND


         This Amended and Restated Subadvisory Agreement (this "Agreement") is entered into as of this 13th day of February, 2003, by and between Phoenix Variable Advisors, Inc., a Delaware corporation (the "Adviser") and Massachusetts Financial Services Company, a company organized under the laws of the State of Delaware, doing business as MFS Investment Management and having a place of business located at 500 Boylston Street, Boston, MA 02116 (the "Subadviser").

                                    RECITALS


         The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The Adviser and Subadviser have entered into that certain Subadvisory Agreement dated October 29, 2001 (the "Existing Agreement") wherein Subadviser assumed responsibility for the day-to-day management of the following series of the Fund: Phoenix-MFS Investors Growth Stock Series (the "Old Series"), Phoenix-MFS Investors Trust Series, and, Phoenix-MFS Value Series (hereafter collectively referred to as the "Initial Series").

         On December 10, 2002, the Executive Committee of the Fund approved a plan of reorganization whereby, inter alia, the Phoenix-Van Kampen Focus Equity Series and the Phoenix-MFS Investors Growth Stock Series (collectively, the "Merging Series") will be merged into the Phoenix-Janus Growth Series (the "Surviving Series") on or about February 14, 2003, subject to shareholder approval. In accordance with those certain letter agreements dated December 31, 2002, the services of the subadvisers with respect to each Merging Series will be terminated upon consummation of the merger. In accordance with that certain partial termination agreement also dated December 31, 2002, the Adviser has terminated the services of Janus Capital Management LLC ("Janus"), as subadviser to the Surviving Series, effective February 13, 2003. As more particularly described below, Adviser intends to engage the Subadviser as the subadviser to the Surviving Series as of February 13, 2003 whereupon the Subadviser shall provide day-to-day management of the Surviving Series in accordance with the revised registration statement for the Fund and those undertakings attached hereto and made a part hereof as Schedule A. On or about February 14, 2003, upon consummation of the aforementioned merger, the name of the Surviving Series will be changed to the Phoenix-MFS Investors Growth Stock Series. The Board of Trustees of the Fund ratified the foregoing actions at their regular meeting held on February 10, 2003.

         The parties desire to amend and restate the Existing Agreement in order to reflect their mutual understandings and agreements. Pursuant to the Securities and Exchange Commission's ("SEC") exemptive order dated August 6, 2002, Release No. 25693 (the "Order"), Adviser has been granted the authority, subject to the approval of the Fund's Board of Trustees, to enter into subadvisory agreements with subadvisors, materially amend existing subadvisory agreements, and approve new subadvisory agreements with existing subadvisors in cases where the subadvisory agreement has been terminated as a result of an "assignment", in each case without such subadvisory agreement being approved by the shareholders of the applicable series. The Adviser has used the powers pursuant to said Order, permitting the Adviser to replace Janus with Subadviser as subadviser for the Surviving Series.

         NOW, THEREFORE, the Existing Agreement is hereby amended and restated so as to reflect the following agreements:

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs the Subadviser to invest and reinvest the assets of the Initial Series and the Surviving Series (collectively, the "Series") on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to make investment decisions for the Series in accordance with the provisions of this Agreement.

3.       Services of Subadviser.

              (a) The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act and in the Securities Act of 1933, as amended; and to the supervision and direction of the Adviser, who in turn is subject to the supervision and direction of the Board of Trustees of the Fund. Notwithstanding anything herein to the contrary, the Subadviser shall provide day-to-day management of the Surviving Series in accordance with the revised registration statement for the Fund and those undertakings attached hereto and made a part hereof as Schedule A. The Subadviser will keep the Fund and the Adviser informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Series and the Adviser from time to time with whatever information the Sub-adviser believes is reasonably appropriate for this purpose.

              (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadviser shall have full authority at all times with respect to the management of the Series, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Series to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadviser on the Series' behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Series, or considered desirable by the Subadviser with respect thereto. The Subadviser may maintain uninvested cash balances in the Series as it shall deem reasonable without incurring any liability for the payment of interest thereon.

4. Expenses. The Subadviser shall furnish at its own expense for the following:

              (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

              (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder; and,

              (c) The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel.

5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Adviser shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

         C. On occasions when the Subadviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Series and to such other clients.

7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any error of judgment, mistake of law, or for any loss suffered by the Adviser, the Fund, the Series or their shareholders, in connection with the matters to which this Agreement relates, provided, however, that such error, mistake or loss does not constitute a breach of the investment objectives, policies and restrictions applicable to the Series and that any such error, mistake or loss, shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of its obligations hereunder.

9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that as of October 29, 2001:

         A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

         B. It will maintain the records and information required by Rule 31a-1 under the Act respecting its activities with respect to the Series, and such other records with respect thereto relating to the services the Subadviser provides under this Agreement as may be required in the future by applicable SEC rules, and shall retain such information for such times and in such manner as required by applicable rules, including Rule 31a-2 under the Act.

         C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). The Subadviser will not be subject to the Code of Ethics of the Fund as long as its code of ethics complies with the applicable regulatory requirements and the Board of Trustees of the Trust approves its code of ethics. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l with respect to the Fund during the previous calendar quarter and that there has been no violation of its code of ethics with respect to the Fund, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

         D. It will use all necessary efforts to manage the Series so that the Fund will qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code ("IRC"), will satisfy the diversification requirements of Section 817(h) of the IRC, the provisions of Subchapter M of the IRC applicable to regulated investment companies, including those which underlie variable annuities; and, the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the IRC and the rules and regulations adopted under each such provision, provided, however, the foregoing representation shall be effective with respect to the Surviving Series as of February 13, 2003.

         E. It will furnish the Adviser a copy of its Form ADV as filed with the Securities and Exchange Commission.

         F. It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Series, provided, however, the foregoing representation shall be effective with respect to the Surviving Series as of February 13, 2003.

         G. It will not, without the Adviser's prior approval, effect any transactions that would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

         H. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Fund, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B.   It is registered as an "investment adviser" under the Advisers
              Act.

         C. Prior to commencement of the Subadviser's services hereunder, it will deliver to the Subadviser true and complete copies of the Prospectus, Statement of Additional Information, and such other documents or instruments governing the investments and investment policies and practices of the Series, and during the term of this Agreement will promptly deliver to the Subadviser true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before or at the time they become effective. The Adviser will also provide a list of companies the securities of which are not to be bought or sold for the Series (such list shall include each security name, CUSIP number, SEDOL and/or applicable ticker, if applicable) and a list of affiliated brokers and underwriters for reporting transactions under applicable provisions of the Act. Subadviser shall not be obligated to process or undertake any actions in connection with the information described in this clause until three business days following its receipt of notice thereof pursuant to Section 19, below.

         D. It will deliver to the Subadviser any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         E. It will furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Fund as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

13. Reports. The Subadviser shall provide the Adviser such periodic and special reports as the Adviser requests and the Subadviser consents to provide, which consent shall not be unreasonably withheld or delayed. The Subadviser agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, by the Fund or to the Adviser as agent of the Fund, and promptly upon request surrendered to either. The Subadviser is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

14. Proxies. The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Series then in effect, and provided in writing to the Subadviser, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser with quarterly proxy voting reports in such form as the Adviser may request from time to time.

15. Recordkeeping. The Subadviser will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Adviser.

16. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

17. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until November 30, 2003, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

18. Use of Subadviser's Name. Subadviser hereby grants to the Fund and Adviser a non-exclusive, royalty-free, worldwide license to use the Subadviser's name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement.

19. Notices. Except as otherwise provided in this Agreement, all notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by confirmed facsimile or by pre-paid first class letter post or overnight courier to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Adviser:                          PHOENIX VARIABLE ADVISORS, INC.
                                                     One American Row
                                                     Hartford, Connecticut
                                                     Attention: Doreen Bonner

         If to the Subadviser:                       Massachusetts Financial Services Company
                                                     500 Boylston Street
                                                     Boston, MA 02116
                                                     Attention: Legal Department

20. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

21. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

22. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                           PHOENIX VARIABLE ADVISORS, INC.


                                           By:  _______________________
                                                Title:


ACCEPTED:
MASSACHUSETTS FINANCIAL SERVICES COMPANY


By:  ______________________
     Title:





SCHEDULES: A.       Subadviser Functions
           B.       Operational Procedures
           C.       Fee Schedule

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Annual reports, in form and substance acceptable to the Adviser and Subadviser, with respect to foreign custody as governed by Rule 17f-7 under the Act, and proxy voting reports.

         (d) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) cross transactions conducted pursuant to Rule 17a-7 under the Act; vi) any and all other reports as the parties hereto mutually agree; and, vii) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (e) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as mutually agreed upon; and

         (f) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties reasonably requested by the Adviser.

         (g) This Schedule A is subject to amendment from time to time to require additional reports as contemplated by Paragraph 13 of this Agreement.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust Company (the "Custodian"), the custodian for the Fund.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.   Purchase or sale;
         2.   Security name;
         3.   CUSIP number (if applicable);
         4.   Number of shares and sales price per share;
         5.   Executing broker;
         6.   Settlement agent;
         7.   Trade date;
         8.   Settlement date;
         9.   Aggregate commission or if a net trade;
         10.  Interest purchased or sold from interest bearing security;
         11.  Other fees;
         12.  Net proceeds of the transaction;
         13.  Exchange where trade was executed; and
         14.  Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian and sub-accounting agent will supply the Subadviser daily with a cash availability report. This will normally be done by confirmed facsimile or confirmed electronic transmission so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Fund pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rates stated below, commencing ninety
(90) days following the effective date of the registration statement for the
Series:


                  Rate(s)              Breakpoint based on average
                  -------              of all net assets of the three Series
                                       under management
                                       ----------------


                  0.375%               $0 - $500 million
                  0.350%               next $400 million
                  0.325%               next $600 million
                  0.250%               Excess over $1.5 billion


The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Series shall be valued as set forth in the then current registration statement of the Fund. Payment of the monthly management fee will be accompanied by documentation that verifies the calculation of such fee.